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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): MARCH 6, 2009



                          STANDARD MOTOR PRODUCTS, INC.
             (Exact Name of Registrant as Specified in its Charter)



           NEW YORK                     1-4743               11-1362020
        (State or Other              (Commission          (I.R.S. Employee
Jurisdiction of Incorporation)       File Number)       Identification Number)



           37-18 NORTHERN BOULEVARD, LONG ISLAND CITY, NEW YORK 11101 (Address of Principal Executive Offices, including Zip Code)



        Registrant's Telephone Number, including Area Code: 718-392-0200




                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On March 6, 2009, Standard Motor Products, Inc. (the "Company") issued a press release announcing its financial results for the three months and year ended December 31, 2008. A copy of such press release is attached as Exhibit
99.1 hereto and incorporated herein by reference.

         The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

        99.1 Press release dated March 6, 2009 announcing Standard Motor Products, Inc.'s financial results for the three months and year ended December 31, 2008.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   STANDARD MOTOR PRODUCTS, INC.


                                   By: /S/ JAMES J. BURKE
                                       ----------------------
                                       James J. Burke
                                       Vice President Finance,
                                       Chief Financial Officer

Date: March 6, 2009

                                  EXHIBIT INDEX


EXHIBIT NO.               DESCRIPTION
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  99.1 Press release dated March 6, 2009 announcing Standard Motor Products, Inc.'s financial results for the three months and year ended December 31, 2008.